SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of March 26, 2008 by and among CONN APPLIANCES, INC., a Texas corporation ("CAI") and CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation ("Louisiana Insurance Company") (CAI and Louisiana Insurance Company being herein collectively called "Borrowers"); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS
                                    --------

         A. The Borrowers, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of October 31, 2005, as amended by instrument dated as of August 28, 2006. Said Credit Agreement, as amended, supplemented and restated, is herein called the "Credit Agreement". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

         B. The Borrowers, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent do hereby agree as follows:

         SECTION 1.  Amendments to Credit Agreement.

         (a) The definition of "Base Rate Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Base Rate Margin" means, with respect to any ABR Loan, the applicable margin set forth below under the caption "Base Rate Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                 Ratio                              Base Rate Margin
                 -----                              ----------------

                 x => 2.75                          0.75%

                 2.25 =>  x < 2.75                  0.50%

                 x < 2.25                           0.25%

         For purposes of the foregoing, each change in the Base Rate Margin resulting from a change in the above described ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change.

         (b) The definition of "Commitment Fee Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Commitment Fee Rate" means, with respect to the commitment fees payable hereunder, the applicable fee rate as set forth below under the caption "Commitment Fee," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                 Ratio                            Commitment Fee Rate
                 -----                            -------------------

                 x => 2.75                              0.375%

                 2.25 => x <  2.75                      0.300%

                 1.75 => x <  2.25                      0.250%

                 1.25 => x <  1.75                      0.225%

                 x < 1.25                               0.200%

         For purposes of the foregoing, each change in the Commitment Fee Rate resulting from a change in the above described ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change.

         (c) The definition of "LIBOR Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "LIBOR Margin" means, with respect to any Eurodollar Loan, the applicable margin set forth below under the caption "LIBOR Margin," based upon the ratio of (i) the sum of (x) Consolidated Total Debt (exclusive of the undrawn face amounts of the Collection Account Letters of Credit, the undrawn face amounts of the Bank of America Letters of Credit and the undrawn face amounts of the Letters of Credit issued under this Agreement) plus (y) eight times Consolidated Rent Expense divided by (ii) Consolidated EBITDA plus Consolidated Rent Expense, as determined quarterly on a rolling four quarter basis

                 Ratio                           LIBOR Margin
                 -----                           ------------

                 x => 2.75                          2.00%

                 2.25 =>  x < 2.75                  1.75%

                 1.75 =>  x < 2.25                  1.50%

                 1.25 =>  x < 1.75                  1.25%

                 x < 1.25                           1.00%

         For purposes of the foregoing, each change in the LIBOR Margin resulting from a change in the above described ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change.

         (d) Schedule 2.02 of the Credit Agreement is hereby amended to be identical to Schedule 2.02 attached hereto.

         SECTION 2. Conditions. No part of this Amendment shall become effective until the Borrowers shall have delivered (or shall have caused to be delivered) to the Administrative Agent each of the following:

         (i) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of each of the Borrowers authorizing the execution, delivery and performance of this Amendment and each other applicable Loan Document and certifying to the current organizational documents for the Borrowers, and such other related documents and information as the Administrative Agent may reasonably request;

         (ii) an opinion of counsel for the Borrowers covering such matters related to this Amendment and the other Loan Documents as the Administrative Agent may reasonably request;

         (iii) payment to the Lenders of amendment fees equal to 0.125% of the amount (if any) by which each Lender's allocated Revolving Loan Commitment is increased by reason of this Amendment; and

         (iv) new Revolving Notes evidencing the Revolving Loan Commitments, duly executed by the Borrowers.

         SECTION 3. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Credit Agreement.

         SECTION 4. Expenses. The Borrowers shall pay to the Administrative Agent all reasonable fees and expenses of Administrative Agent's legal counsel incurred in connection with the execution of this Amendment.

         SECTION 5. Certifications. The Borrowers hereby certify that (a) no event or condition has occurred or arisen since the Effective Date which has had a Material Adverse Effect and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

         SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered either in original form or by telecopy, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE ss.26.02

         THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                  CONN APPLIANCES, INC.,
                                  a Texas corporation


                                  By:    /s/ David R. Atnip
                                        ----------------------------------------
                                  Name:  David R. Atnip
                                        ----------------------------------------
                                  Title: Treasurer
                                        ----------------------------------------



                                  CAI CREDIT INSURANCE AGENCY, INC.,
                                  a Louisiana corporation


                                  By:    /s/ David R. Atnip
                                        ----------------------------------------
                                  Name:  David R. Atnip
                                        ----------------------------------------
                                  Title: President
                                        ----------------------------------------




            [signature page for Second Amendment to Credit Agreement]

                                  JPMORGAN CHASE BANK, NATIONAL
                                  ASSOCIATION, as Administrative Agent and as a Lender


                                  By:    /s/ Robert L. Mendoza
                                        ----------------------------------------
                                  Name:  Robert L. Mendoza
                                        ----------------------------------------
                                  Title: Vice-President
                                        ----------------------------------------




            [signature page for Second Amendment to Credit Agreement]

                                  SUNTRUST BANK,
                                  as Documentation Agent and as a Lender


                                  By:    /s/ Michael J. Vegh
                                        ----------------------------------------
                                  Name:  Michael J. Vegh
                                        ----------------------------------------
                                  Title: Vice-President
                                        ----------------------------------------




            [signature page for Second Amendment to Credit Agreement]

                                  CAPITAL ONE, N.A.


                                  By:    /s/ Charles Cox
                                        ----------------------------------------
                                  Name:  Charles Cox
                                        ----------------------------------------
                                  Title: President Southeast Texas
                                        ----------------------------------------




            [signature page for Second Amendment to Credit Agreement]

                                  GUARANTY BANK


                                  By:    /s/ Eric Luttrell
                                        ----------------------------------------
                                  Name:  Eric Luttrell
                                        ----------------------------------------
                                  Title: Sr. Vice-President
                                        ----------------------------------------




            [signature page for Second Amendment to Credit Agreement]

                                  BANK OF AMERICA, N.A.,
                                  as Syndication Agent and as a Lender


                                  By:    /s/ Robert I. Burnett
                                        ----------------------------------------
                                  Name:  Robert I. Burnett
                                        ----------------------------------------
                                  Title: Sr. Vice-President
                                        ----------------------------------------




            [signature page for Second Amendment to Credit Agreement]

         The undersigned Guarantors hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code ss.26.02 set forth above.

                                  "GUARANTORS"

                                  CAI HOLDING CO., a Delaware corporation, CONN APPLIANCES, L.L.C., a Delaware limited liability company


                                  By:    /s/ Thomas J. Frank
                                        ----------------------------------------
                                  Name:  Thomas J. Frank
                                        ----------------------------------------
                                  Title: Chief Executive Officer
                                        ----------------------------------------


                                  CONN'S, INC, a Delaware corporation


                                  By:    /s/ Thomas J. Frank
                                        ----------------------------------------
                                  Name:  Thomas J. Frank
                                        ----------------------------------------
                                  Title: Chief Executive Officer
                                        ----------------------------------------




            [signature page for Second Amendment to Credit Agreement]

                                  SCHEDULE 2.02
                                  -------------

                              REVOLVING COMMITMENTS
                              ---------------------


JPMorgan Chase Bank, National Association                 $22,000,000
SunTrust Bank                                             $20,000,000
Capital One, N.A.                                         $20,000,000
Guaranty Bank                                             $20,000,000
Bank of America, N.A.                                     $18,000,000

TOTAL                                                    $100,000,000